UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

THE TURKISH INVESTMENT FUND, INC.
(Exact name of registrant as specified in charter)

1221 AVENUE OF THE AMERICAS 5th FLOOR NEW YORK, NY			10020
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 1221 AVENUE OF THE AMERICAS 5th FLOOR NEW YORK, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-378-1630

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

Form N-CSR is to be used by management investment companies to file reports  with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not  required to respond to the collection of information contained in Form N-CSR  unless the Form displays a currently valid Office of Management and Budget  ("OMB") control number. Please direct comments concerning the accuracy of the  information collection burden estimate and any suggestions for reducing the  burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2006 Annual Report

The Turkish Investment Fund, Inc.		October 31, 2006

Directors
Michael E. Nugent	J. David Germany
Frank L. Bowman	Vice President
Michael Bozic	Dennis F. Shea
Kathleen A. Dennis	Vice President
Edwin J. Garn	Barry Fink
Wayne E. Hedien	Vice President
James F. Higgins	Amy R. Doberman
Dr. Manuel H. Johnson	Vice President
Joseph J. Kearns	Stefanie V. Chang Yu
Michael F. Klein	Vice President
W. Allen Reed	James W. Garrett	Morgan Stanley
Fergus Reid	Treasurer and Chief
	Financial Officer	The Turkish Investment Fund, Inc.
Officers	Carsten Otto
Michael Nugent	Chief Compliance Officer
Chairman of the Board and	Michael J. Leary
Director	Assistant Treasurer
Ronald E. Robison	Mary E. Mullin
President and Principal	Secretary
Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
1(800) 278-4353

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Independent Registered
Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

Morgan Stanley Investment Management Inc. Investment Adviser

© 2006 Morgan Stanley

The Turkish Investment Fund, Inc.

Overview

Letter to Stockholders

Performance

For the year ended October 31, 2006, The Turkish Investment Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share, of 18.13% and 2.48%, respectively, compared to 17.07% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the “Index”).  On October 31, 2006, the closing price of the Fund’s shares on the New York Stock Exchange was $17.96, representing a 4.8% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•   In 2006, concerns over a current account deficit and rising interest rates hit Turkey’s financial markets hard. During the second quarter, Turkey’s inflation rate unexpectedly rose at a time when the current account deficit was at an all time high and global liquidity tightened. The government took immediate steps to control inflation by increasing interest rates. Furthermore, the Turkish government remains committed to a policy tightening, if needed, to achieve the 2007 inflation target. The risks remain in changes to global liquidity given its high current account deficit.

•   Overall, stock selection and sector allocation were positive contributors to the Fund’s performance in the 12-month period. In particular, stock selection and sector allocation to the consumer staple, material and financial sectors all bolstered returns relative to the Index.

•   However, stock selection in the consumer discretionary sector detracted from the positive impact of the Fund’s sector allocation. Underweight allocations to the energy and telecommunication sectors were also a negative influence on performance.

Management Strategies

•   The Fund continues to integrate top-down sector allocation and bottom-up stock selection with a growth bias, utilizing a rigorous fundamental research approach that considers dynamics, valuation and sentiment. We continue to focus on companies that we believe have strong management and earnings visibility. On a sector basis, the Fund is focused in media, beverages, construction materials and other secular growth stocks.

•   At the close of the period, the government’s prudent fiscal policies continue to drive fundamental improvements in the economy. In the short-term, domestic demand and the economy could slow as both consumer and investment expenditures are vulnerable to higher interest rates. We also continue to cautiously monitor external challenges, including a global liquidity crunch, the outlook of the U.S. economy and changes to investors’ risk appetite. Nevertheless, as Turkey implements reforms for its potential accession in the European Union, we continue to believe the longer-term convergence process should be a positive influence and may continue to attract foreign direct investment.

Sincerely,

Ronald E. Robison
President and Principal Executive Officer
November 2006

The Turkish Investment Fund, Inc.

October 31, 2006

Portfolio of Investments

		Value
	Shares	(000)
TURKISH COMMON STOCKS (98.7%)
(Unless Otherwise Noted)
Automobiles (2.7%)
Tofas Turk Otomobil Fabrikasa	1,153,500	$3,815
Beverages (9.7%)
Anadolu Efes Biracilik ve Malt Sanayii A.S.	320,700	8,803
Coca-Cola Icecek A.S.	(a)804,200	4,718
		13,521
Building Products (2.5%)
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	(a)1,468,500	3,507
Commercial Banks (25.1%)
Turkiye Garanti Bankasi A.S.	3,689,113	13,544
Turkiye Is Bankasi	1,535,300	9,956
Turkiye Vakiflar Bankasi T.A.O.	1,125,860	5,910
Yapi ve Kredi Bankasi A.S.	(a)2,911,688	5,595
		35,005
Construction Materials (5.3%)
Adana Cimento Sanayii Turk Anonim Sirketi, ‘A’	385,271	2,908
Bati Cimento Anadolu Cimento Sanayii A.S.	354,241	2,103
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	57,400	2,422
		7,433
Diversified Financial Services (5.8%)
Haci Omer Sabanci Holding A.S.	1,910,350	8,062
Food & Staples Retailing (11.3%)
BIM Birlesik Magazalar A.S.	(a)355,500	15,735
Industrial Conglomerates (2.8%)
Enka Insaat ve Sanayi A.S.	460,565	3,887
Insurance (7.4%)
Aksigorta A.S.	2,445,200	10,236
Machinery (2.6%)
Uzel Makina Sanayii A.S.	(a)1,575,400	3,676
Media (11.7%)
AFM Uluslararasi Film Produksiyon Ticaret ve Sanayi A.S.	680,921	2,187
Dogan Yayin Holding A.S.	(a)3,275,640	12,588
Hurriyet Gazetecilik ve Matbaacilik A.S.	534,453	1,533
		16,308

		Value
	Shares	(000)
Multiline Retail (4.4%)
Boyner Buyuk Magazacilik A.S.	(a)2,042,924	$3,266
Carrefour S.A.	(a)222,468	2,913
		6,179
Oil, Gas & Consumable Fuels (3.0%)
Tupras Turkie Petrol Rafine	(a)247,900	4,117
Real Estate (4.4%)
Yapi Kredi Koray Gayrimenkul Yatirim Ortakligi A.S.	(a)2,174,411	6,118
TOTAL TURKISH COMMON STOCKS
(Cost $119,654)		137,599

	Face
	Amount
	(000)
SHORT-TERM INVESTMENT (1.5%)
Repurchase Agreement (1.5%)
J.P. Morgan Securities, Inc., 5.26%, dated 10/31/06, due 11/1/06, repurchase price $2,166 (Cost $2,166)	$ (b)2,166	2,166
TOTAL INVESTMENTS (100.2%)
(Cost $121,820)		139,765
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)		(326)
NET ASSETS (100%)		$139,439

(a)    Non-income producing.

(b)    Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $1,510,122,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 6.38%, due 11/17/06 to 9/15/14; Federal Home Loan Bank, 0.00% to 7.38%, due 11/3/06 to 6/5/28; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 11/14/06 to 6/13/33; Federal National Mortgage Association, 0.00% to 10.35%, due 11/8/06 to 11/15/30, Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36, which had a total value of $1,540,327,183. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

October 31, 2006

Portfolio of Investments (cont’d)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

October 31, 2006
Statement of Assets and Liabilities	(000)

Assets:
Investments, at Value (Cost $121,820)	$139,765
Cash	@—
Foreign Currency, at Value (Cost $2)	2
Interest Receivable	@—
Other Assets	6
Total Assets	139,773
Liabilities:
Payable For:
Investment Advisory Fees	86
Custodian Fees	30
Administration Fees	5
Directors’ Fees and Expenses	4
Other Liabilities	209
Total Liabilities	334
Net Assets
Applicable to 7,392,239 Issued and Outstanding $0.01
Par Value Shares (30,000,000 Shares Authorized)	$139,439
Net Asset Value Per Share	$18.86
Net Assets Consist of:
Common Stock	$74
Paid-in Capital	92,272
Undistributed (Distributions in Excess of) Net Investment Income	(715)
Accumulated Net Realized Gain (Loss)	29,863
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	17,945
Net Assets	$139,439

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Year Ended
October 31, 2006
Statement of Operations	(000)

Investment Income
Dividends (Net of $79 of Foreign Taxes Withheld)	$2,115
Interest	170
Total Investment Income	2,285
Expenses
Investment Advisory Fees (Note B)	925
Custodian Fees (Note D)	188
Administration Fees (Note C)	91
Professional Fees	57
Stockholder Servicing Agent Fees	30
Stockholder Reporting Expenses	27
Directors’ Fees and Expenses	4
Other Expenses	55
Total Expenses	1,377
Waiver of Administration Fees (Note C)	(39)
Expense Offset (Note D)	@—
Net Expenses	1,338
Net Investment Income (Loss)	947
Net Realized Gain (Loss) on:
Investments	30,070
Foreign Currency Transactions	(113)
Net Realized Gain (Loss)	29,957
Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,261)
Foreign Currency Translations	2
Change in Unrealized Appreciation (Depreciation)	(5,259)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	24,698
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,645

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

	Year Ended	Year Ended
	October 31,	October 31,
	2006	2005
Statement of Changes in Net Assets	(000)	(000)

Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$947	$1,168
Net Realized Gain (Loss)	29,957	24,337
Change in Unrealized Appreciation (Depreciation)	(5,259)	6,550
Net Increase (Decrease) in Net Assets Resulting from Operations	25,645	32,055
Distributions from and/or in Excess of:
Net Investment Income	(2,247)	(441)
Net Realized Gain	(5,780)	—
Total Distributions	(8,027)	(441)
Capital Share Transactions:
Reinvestment of Distributions (11,749 and 1,027 Shares, respectively)	287	16
Common Stock Issued Through Rights Offering (1,760,057 Shares in 2006, Net of Expenses of $238,000)	26,603	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	26,890	16
Total Increase (Decrease)	44,508	31,630
Net Assets: Beginning of Period	94,931	63,301
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(715) and $698, respectively)	$139,439	$94,931

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended October 31,
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$16.89	$11.26	$7.15	$4.39	$4.23
Net Investment Income (Loss)	0.16 †	0.21 †	0.02 †	0.02 †	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.50	5.50	4.11	2.74	0.18
Total from Investment Operations	3.66	5.71	4.13	2.76	0.15
Distributions from and/or in excess of:
Net Investment Income	(0.40)	(0.08)	(0.02)	—	(0.00)#
Net Realized Gain	(1.03)	—	—	—	—
Total Distributions	(1.43)	(0.08)	(0.02)	—	(0.00)#
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	(0.26)	—	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	—	—	—	0.00 #	0.01

Net Asset Value, End of Period	$18.86	$16.89	$11.26	$7.15	$4.39

Per Share Market Value, End of Period	$17.96	$18.55	$11.68	$7.36	$4.07

TOTAL INVESTMENT RETURN:
Market Value	2.48%	59.60%	58.99%	80.84%	(7.64)%
Net Asset Value (1)	18.13%	50.83%	57.99%	62.64%	3.86%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$139,439	$94,931	$63,301	$40,173	$24,808
Ratio of Expenses to Average Net Assets(2)	1.17%	1.23%	1.58%	1.85%	1.86%@
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.83%	1.43%	0.25%	0.41%	(0.49)%
Portfolio Turnover Rate	81%	63%	109%	173%	164%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.21%	1.26%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80%	1.40%	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

@	The effect of the reversal of the deferred directors’ fees in fiscal year 2002 was to decrease the expense ratio by 0.23%.
†	Per share amount is based on average shares outstanding.
#	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

October 31, 2006

Notes to Financial Statements

The Turkish Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A.     Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation:  Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.     Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.     Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in New Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

—investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly,

The Turkish Investment Fund, Inc.

October 31, 2006

Notes to Financial Statements (cont’d)

the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of equity securities denominated in New Turkish lira. Changes in currency exchange rates will affect the value of and investment income from securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.     Derivatives:  The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.     New Accounting Pronouncements:  In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

6.     Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis.

B.     Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (“MS Investment Management” or the

The Turkish Investment Fund, Inc.

October 31, 2006

Notes to Financial Statements (cont’d)

“Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund’s first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C.  Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended October 31, 2006, $39,000 of administration fees were waived pursuant to this arrangement. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were borne by the Fund under the previous Administration Agreement), except pricing services and extraordinary expenses, will now be covered under the administration fee. JPMorgan Investor Services Co. (“JPMIS”) provides fund accounting and other services pursuant to a sub-administration agreement with MS Investment Management and receives compensation for these services from MS Investment Management.

D.  Custodian Fees:   JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with the Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.  Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2006 and 2005 was as follows:

2006 Distributions		2005 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$2,247	$5,780	$441	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatment of foreign currency gains/losses, resulted in the following reclassifications among the components of net assets at October 31, 2006:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of)	Accumulated
Net Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(113)	$113	$—

At October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$7,096	$24,472

At October 31, 2006, the U.S. Federal income tax cost basis of investments was $124,244,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $15,521,000, of which $22,854,000 related to appreciated securities and $7,333,000 related to depreciated securities.

The Turkish Investment Fund, Inc.

October 31, 2006

Notes to Financial Statements (cont’d)

The Turkish Ministry of Finance issued new tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market. Through the approval of this amendment, investors with non-resident investment fund (NRIF) status as of December 31, 2005 will have the ability to continue utilizing their NRIF status after January 1, 2006, for their equity positions purchased and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status would continue to apply on these holdings after January 1, 2006 even after the new tax law goes into effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005, will be subject to the new tax law which imposes a withholding tax of 10% and 15% respectively. The Fund currently is not subject to capital gains tax derived from securities trading in Turkish market.

F.  Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.  Other:   During the year ended October 31, 2006, the Fund made purchases and sales totaling $113,333,000 and $91,266,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended October 31, 2006, the Fund incurred no brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliate of the Adviser.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the year ended October 31, 2006, the Fund did not repurchase shares. From the inception of the program through October 31, 2006, the Fund has repurchased 1,427,394 of its shares at an average discount of 17.25% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 5, 2006, the Fund commenced a rights offering and issued to stockholders as of June 5, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 1,408,046 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 352,011 shares, for an aggregate total of 1,760,057 shares. The offer expired on July 19, 2006. The Fund sold 1,760,057 shares at a subscription price per share of $15.25 (representing 95% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the expiration date and the four preceding trading days). The total proceeds of the rights offering were $26,840,869 and the Fund incurred costs estimated at $238,000.

H.  Supplemental Proxy Information (unaudited):  On June 20, 2006, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold	Abstain

Frank L. Bowman	4,159,953	70,148	0
Michael Bozic	4,159,349	70,752	0
Kathleen A. Dennis	4,161,352	68,749	0
Charles A. Fiumefreddo	4,158,703	71,398	0
Edwin J. Garn	4,158,903	71,198	0
Michael F. Klein	4,160,553	69,548	0
W. Allen Reed	4,158,807	71,294	0

Federal Income Tax Information (unaudited)

For the year ended October 31, 2006, qualified dividend income totaled $1,845,000.

For the year ended October 31, 2006, the Fund intends to pass through to stockholders foreign tax credits of approximately $79,000 and has derived gross income from sources within foreign countries in the amount of approximately $2,194,000.

The Fund hereby designates $5,780,000 as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

The Turkish Investment Fund, Inc.

October 31, 2006

Notes to Financial Statements (cont’d)

Reporting to Stockholders (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form NCSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http:/www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.  In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public web site, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter web site postings, by calling 1(800) 221-6726.

Proxy Voting Policies and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

The Turkish Investment Fund, Inc.

October 31, 2006

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
The Turkish Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Turkish Investment Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 11, 2006

The Turkish Investment Fund, Inc.

October 31, 2006

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	163	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				173	Director of various business organizations.

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	163	None.

Edwin J. Garn (74) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); Member of the Utah Regional Advisory Board of Pacific Corp. (utility Company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	173

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the boards of various civic and charitable organizations.

The Turkish Investment Fund, Inc.

October 31, 2006

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	173	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairman of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	163	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

The Turkish Investment Fund, Inc.

October 31, 2006

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	163

Director of GMAC (financial services), GMAC Insurance and Temple -Inland Industries (packaging, banking and forest products); member of the Board of Morgan Stanley Capital International Editorial Board; Director of Legg Mason and various investment fund advisory boards.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*             This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**      The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

The Turkish Investment Fund, Inc.

October 31, 2006

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (67) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J.David Germany (52) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997

Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (42) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997

Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

The Turkish Investment Fund, Inc.

October 31, 2006

Director and Officer Information (cont’d)

Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mary E. Mullin (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James Garrett (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (40) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

*             This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on July 10, 2006.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

The Turkish Investment Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc. American Stock Transfer & Trust Company Dividend Reinvestment and Cash Purchase Plan 59 Maiden Lane New York, New York 10038 1(800) 278-4353

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2006	Registrant			Covered Entities(1)
Audit Fees		$110,000		N/A

Non-Audit Fees
Audit-Related Fees	$			$706,000	(2)
Tax Fees		$12,500	(3)	$79,422	(4)
All Other Fees	$			$524,678	(5)
Total Non-Audit Fees		$122,500		$1,310,100

Total		$122,500		$1,310,100

2005	Registrant			Covered Entities(1)
Audit Fees		$105,000		N/A

Non-Audit Fees
Audit-Related Fees	$			$235,000	(2)
Tax Fees		$11,025	(3)	$111,487	(6)
All Other Fees	$			$879,488	(5)
Total Non-Audit Fees		$11,025		$1,225,975

Total		$116,025		$1,225,975

N/A- Not applicable, as not required by Item 4.

(1)    Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)    Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)    Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns. (4) Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling.

(5)    All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(6)    Tax Fees represent tax advice services provided to Covered Entities, assistance in obtaining a private letter ruling and the research and identification of PFIC entities.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Bowman, Wayne Hedien, Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies.  The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues.  The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.  MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of  problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions.  As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below.  These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines,  provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

III.           GUIDELINES

A.            Corporate Governance Matters.  The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.              General.

1.             Generally, routine management proposals will be supported.  The following are examples of routine management proposals:

•      Approval of financial statements, director and auditor reports.

•      General updating/corrective amendments to the charter.

•      Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.             Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.             Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.             Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported.  Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.             Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.             Proposals to require the company to expense stock options will be supported.

7.             Open-ended requests for adjournment generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.             Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.             Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.             Election of Directors.  In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.             The following proposals generally will be supported:

•      Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•      Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.             Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)   If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer)  that may impair his or her independence;

(b)   If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)   A direct conflict exists between the interests of the nominee and the public shareholders;

(d)   Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test.  These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)   A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)    A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.            Auditors

1.             Generally, management proposals for selection or ratification of auditors will be supported.  However, such proposals may not be supported if the fees paid to auditors are excessive.  Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

2.             Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.             Proposals to indemnify auditors will not be supported.

iv.            Anti-Takeover Matters

1.             Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.             Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.             Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.            Capitalization changes.  The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             The following proposals generally will be supported:

•      Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•      Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•      Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•      Proposals for share repurchase plans.

•      Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•      Proposals to effect stock splits.

•      Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.             The following proposals generally will not be supported  (notwithstanding management support).

•      Proposals relating to capitalization  changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•      Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•      Proposals to create  “blank check” preferred stock.

•      Proposals relating to changes in capitalization by 100% or more.

C.            Compensation.  The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             The following proposals generally will be supported:

•      Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•      Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•      Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•      Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.             Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.             Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.             Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.            Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.             Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.             Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.             Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.              Corporate Transactions

•      Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis.  In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

ii.             Compensation

•      Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.  With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•      Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based.  The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation.  If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable,  the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•      Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.            Other

•      Proposals for higher dividend payouts.

•      Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•      Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable.  In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•      Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•      Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F.             Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.           ADMINISTRATION OF POLICY

A.            Proxy Review Committee

1.             The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)           The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)           The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)           The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders.  The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)           The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.   Split votes generally will not be approved within a single Global Investor Group investment team.  The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)           In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)            The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years.  To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)           The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.            Identification of Material Conflicts of Interest

1.     If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.     A material conflict of interest could exist in the following situations, among others:

(a)   The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)   The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)   Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.            Proxy Voting Reports

(a)           MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)           MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Appendix A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section III of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP.  A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may waive its rights to vote  certain  proxies for an underlying investment fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

As of the date of this report, the Fund is managed by members of the Emerging Markets team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the overall execution of the strategy of the Fund are Paul Psaila, an Executive Director of the Adviser and Eric Carlson, an Executive Director of the Adviser.

Mr. Psaila has been associated with the Adviser in an investment management capacity since February 1994 and began managing the Fund in September 1997.  Mr. Carlson has been associated with the Adviser in an investment management capacity since September 1997 and began managing the Fund in January 2006.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2006:

Mr. Psaila managed five registered investment companies with a total of approximately $3.5 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $402.5 million in assets; and two other accounts with a total of approximately $212.8 million in assets.

Mr. Carlson managed four registered investment companies with a total of approximately $3.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets of other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated Funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMAP Fund menu, which may or may not include the Fund.

• Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment Funds, including Funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark, indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2006, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

None.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 19, 2006

/s/ James Garrett
James Garrett
Principal Financial Officer
December 19, 2006